EXHIBIT 10.38
                          -NOTE EXTENSION, MODIFICATION
                                       AND
                               AMENDMENT AGREEMENT


         This NOTE EXTENSION, MODIFICATION AND AMENDMENT AGREEMENT (this "Agreement") is dated and effective as of May 31, 2001, and is being entered among Qorus.com, Inc., a Florida corporation ("Qorus"), Aelix, Inc., a Delaware corporation ("Aelix," and, collectively with Qorus, the "Borrowers," and, individually, a "Borrower"), Thurston Interests, LLC, a Delaware limited liability company ("Thurston Interests"), Apex Investment Fund III, L.P., a Delaware limited partnership ("Apex III"), Apex Strategic Partners, LLC, a Delaware limited liability company ("Apex Partners"), Thurston Communications Corporation, a Delaware corporation ("Thurston Communications"), Customer Care & Technology Holdings, Inc., a Delaware corporation ("CCT Holdings," and, collectively with Thurston Interests, Apex III, Apex Partners and Thurston Communications, the "Lenders," and, individually, a "Lender"), and Thurston Interests, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent").


                                R E C I T A L S:
                                 - - - - - - - -

         The Borrowers together borrowed an aggregate of $7,664,999.04 (the "Loans") from the Lenders during 2000 and 2001 for the purpose of funding their respective operations. The Loans are evidenced by the unsecured promissory notes, as the same have been or may be amended, modified, renewed, extended, or supplemented from time to time and all substitutions therefor (collectively, the "Notes," and, individually, a "Note") of the Borrowers payable to the Lenders, as described on Exhibit A hereto.

         The Borrowers have requested the Lenders to extend the maturity date of the Notes to December 31, 2001.

         The Lenders have agreed to extend the maturity of the Notes as requested only if, in consideration therefor, the Borrowers secure the repayment of the Notes by granting to the Agent, on behalf of the Lenders, a first lien security interest in and to substantially all the assets of the Borrowers upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties, intending to be legally bound, do hereby agree as follows:

Article 1

                                   Definitions

Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent or more of any class of voting stock of such Person; or (c) five percent or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Agent or any Lender be deemed an Affiliate of the Borrower or any of its Subsidiaries.

                  "Business Day" means any day on which commercial banks are not authorized or required to close in Chicago, Illinois.

                  "Collateral"  has  the  meaning   specified  in  the  Security
         Agreement, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof.

                  "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

                  "Dollars" and "$" mean lawful money of the United States of America.

                  "Event of Default" has the meaning specified in Section 6.1.

                  "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                  "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

                  "Loan Documents" means this Agreement, the Security Agreement, the Notes, and all other promissory notes, security agreements, deeds of trust, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements have been or may be amended, modified, renewed, extended, or supplemented from time to time.

                  "Maximum Rate" means, at any time and with respect to any Lender, the maximum rate of interest under applicable law that such Lender may charge the Borrowers. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

                  "Obligated Party" means Qorus, Aelix and any other Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

                  "Obligations" means all obligations, indebtedness, and liabilities of any of the Borrowers to the Agent, the Lenders, and their Affiliates, or any of them, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of any of the Borrowers under this Agreement, the Notes and the other Loan Documents, and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

                  "Person" means any  individual,  corporation,  business trust,
         association,   company,   partnership,   joint  venture,   Governmental
         Authority, or other entity.

                  "Required Lenders" means Lenders holding at least 66-2/3% of the outstanding aggregate principal amount of the Notes.

                  "Security Agreement" means, collectively, (a) that certain Blanket Security Agreement among the Borrowers and the Agent of even date herewith, as the same may be amended, restated or modified from time to time and (b) any other security agreement of any Obligated Party in favor of the Agent for the benefit of the Lenders, in form and substance satisfactory to the Agent, as the same may be amended, supplemented, or modified.

                  "Subsidiary" means any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by any Borrower or one or more of the Subsidiaries or by any Borrower and one or more of the Subsidiaries.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Illinois as the same has been or may be amended or revised from time to time, or, if so required with respect to any particular collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

Article 2

               Extension of Maturity Dates and Amendment of Notes

Section 2.1 Extension of Maturity Date. Subject to Section 2.4 hereof, each Lender severally agrees to extend the maturity date of each Note payable to such Lender to December 31, 2001. Subject to Section 2.4 hereof, each Lender severally agrees that each Note payable to such Lender is hereby modified and amended to provide that each Note payable to such Lender is due and payable on or before December 31, 2001.

Section 2.2 No Other Amendments. Each of the other terms and provisions of each of the Notes shall remain in full force and effect.

Section 2.3 Exchange of Notes Not Required. Subject to Section 2.4 hereof, each Lender severally agrees that the Borrowers may attach a copy of this Agreement to the Notes to evidence the amendment of the Notes set forth in Section 2.1 hereof, and that it shall not be necessary otherwise to amend or reissue any Note to give effect to such amendment.

Section 2.4 Consent of All Lenders Required. The extension of the maturity date of the Notes and the amendment of the Notes for which provision is made in
Section 2.1 hereof shall not be effective for any Note unless each Lender becomes a party hereto.

Article 3

                                    Security

Section 3.1 Collateral. To secure full and complete payment and performance of the Obligations, each Borrower shall grant to the Agent for the benefit of the Lenders a perfected first priority lien and security interest in all the Collateral pursuant to the Security Agreement. Each Borrower shall execute and deliver the Security Agreement to the Agent. Each Borrower and each other Obligated Party shall execute and cause to be executed such further documents and instruments, including, without limitation, UCC financing statements, as the Agent, in its sole discretion, deems necessary or desirable to evidence and perfect its liens and security interests in the Collateral.

Section 3.2 Setoff. If an Event of Default shall have occurred and is continuing, each Lender is hereby authorized at any time and from time to time, without notice to either of the Borrowers (any such notice being hereby expressly waived by each of the Borrowers), to set off and apply any and all deposits at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of either of the Borrowers against any and all of the obligations of either of the Borrowers now or hereafter existing under this Agreement, such Lender's Note or Notes, or any other Loan Document, irrespective of whether or not the Agent or such Lender shall have made any demand under this Agreement or such Lender's Note or Notes or such other Loan Document and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrowers (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

Article 4

                              Conditions Precedent

Section 4.1 Extension of Maturity Date and Amendment of Notes. The obligation of each Lender to extend the maturity of the Notes and to amend the Notes as herein provided is subject to the condition precedent that the Agent shall have received all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Agent:

(a) Security Agreement. The Security Agreement executed by each Borrower, along with the delivery of the capital stock of the Subsidiaries pledged pursuant to the Security Agreement, together with undated stock powers; and

(b)      Financing  Statements.   UCC  financing  statements  executed  by  each
         Borrower covering the Collateral.


Section 4.2 Additional Documentation. The Agent shall have received such additional approvals, opinions, or documents as the Agent or its legal counsel may reasonably request.

Article 5

                         Representations and Warranties

         To induce the Agent and the Lenders to enter into this Agreement, the Borrowers jointly and severally represent and warrant to the Agent and the Lenders that:

Section 5.1 Corporate Existence. Each Borrower and each Subsidiary (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. Each Borrower has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement, the Notes and the other Loan Documents to which it is or may become a party.

Section 5.2 Corporate Action; No Breach. The execution, delivery, and performance by each Borrower of this Agreement, the Notes and the other Loan Documents to which such Person is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of such Person and do not and will not
(a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws of the Borrowers or any of the Subsidiaries, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the either of the Borrowers or any of the Subsidiaries is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article 3) upon any of the revenues or assets of the Borrowers or any Subsidiary.

Section 5.3 Operation of Business. Each Borrower and each Subsidiary possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and each Borrower and each Subsidiary is not in violation of any valid rights of others with respect to any of the foregoing.

Section 5.4 Enforceability. This Agreement, the Notes and the Security Agreement constitute, and the other Loan Documents to which each Borrower is party, when delivered, shall constitute, the legal, valid, and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

Section 5.5 Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by any Borrower of this Agreement, the Notes, the Security Agreement and the other Loan Documents to which such Borrower is or may become a party or for the validity or enforceability thereof.

Section 5.6 Disclosure. No statement, information, report, representation, or warranty made by the Borrowers in this Agreement, the Notes, the Security Agreement or in any other Loan Document or furnished to the Agent or any Lender in connection with this Agreement, the Notes, the Security Agreement or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Borrower which has a material adverse effect, or which might in the future have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary that has not been disclosed in writing to the Agent and the Lenders.

Section 5.7 Compliance with Laws. Neither any Borrower nor any Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

Section 5.8 Collateral. Effective as of May 31, 2001, pursuant to the Loan Documents described in Article 3, each Borrower has granted to the Agent a first priority perfected security interest in substantially all of its personal property assets.

Article 6

                                     Default

Section 6.1 Events of Default. Each of the following shall be deemed an "Event of Default":


(a) Any Borrower shall fail to pay when due any principal or interest owing under the Notes; or shall fail to pay when due any other Obligations or any part thereof and such failure continues for five (5) days.

(b) Any Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

(c) An involuntary proceeding shall be commenced against any Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

(d) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or any Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

(e) Any Borrower or any Subsidiary, or any of their respective properties, revenues, or assets, shall become the subject of an order of forfeiture, seizure, or divestiture, and the same shall not have been discharged (or provisions shall not be made for such discharge) within thirty (30) days from the date of entry thereof.

Section 6.2 Remedies. If any Event of Default shall occur and be continuing, the Agent may, and if directed by the Required Lenders, shall, do any one or more of the following:

(a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of the Borrowers under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by each Borrower.

(b)      Judgment.  Reduce any claim to judgment.

(c) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Agent for the benefit of itself and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

(d) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Illinois or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

Section 6.3 Performance by the Agent. If any Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Agent may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of such Borrower. In such event, such Borrower shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of any Borrower under this Agreement or any of the other Loan Documents.

Article 7

                           Relationship Among Lenders

Section 7.1 Appointment and Grant of Authority. Each Lender hereby appoints Thurston Interests as its Agent under and for the purposes of this Agreement, the Notes, the Security Agreement and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document, and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Article 7 or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby authorizes, consents to, and directs each Borrower to deal with the Agent as the true and lawful agent of such Lender to the extent set forth herein. No implied covenants or additional obligations shall be read into the Loan Documents as against the Agent. At any time and from time to time the Agent may request such further written direction from the Lenders as the Agent may require.

Section 7.2 Non-Reliance on Agent. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and decision to enter into this Agreement and become a "Lender" hereunder, and that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. The Agent shall not be required to keep informed as to the performance or observance by the Borrowers of the Loan Documents or any other document referred to or provided for herein or to inspect the properties or books of the Borrowers. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrowers (or any of their related companies) which may come into the Agent's possession.

Section 7.3 Responsibility of the Agent and Other Matters.

(a) The Agent shall have no duties, responsibilities or liabilities except those expressly set forth in the Loan Documents, and those duties, responsibilities and liabilities shall be subject to the limitations and qualifications set forth in this Article 7 or in an applicable Loan Document. The duties of the Agent shall be mechanical and administrative in nature.

(b) Neither the Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted (whether or not such action taken or omitted is within or without the Agent's responsibilities and duties expressly set forth in this Agreement) under or in connection with the Loan Documents or any other instrument or document in connection herewith, except for gross negligence or willful misconduct. Without limiting the foregoing, neither the Agent nor any of its directors, officers or employees shall be responsible for, or have any duty to examine into (a) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of (i) the Loan Documents, or (ii) any document or instrument furnished pursuant to or in connection with the Loan Documents, (b) the creation, perfection or priority of any of the Liens purported to be created by any of the Loan Documents, or the genuineness, enforceability, existence, value or sufficiency of any collateral security, (c) the collectibility of any amounts owed by the Borrowers, (d) any recitals or statements or representations or warranties in connection with the Loan Documents,
         (e) any failure of any party to the Loan Documents to receive any communication sent, or (f) the assets, liabilities, financial condition, results of operations, business or creditworthiness of the Borrowers. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action.

(c) The Agent shall be entitled to act, and shall be fully protected in acting upon, any communication in whatever form believed by the Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper person or persons or entity. The Agent may consult counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, provisions or conditions of the Loan Documents on any Borrower's part. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action.

Section 7.4 Action on Instructions. The Agent shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting, under the Loan Documents or any other instrument or document in connection herewith or therewith in accordance with instructions in writing from the Lenders or the Required Lenders, as applicable.

Section 7.5 Indemnification. To the extent any Borrower does not reimburse and save the Agent harmless according to the terms hereof for and from all costs, expenses and disbursements in connection herewith, such costs, expenses and disbursements shall be borne by the Lenders ratably in accordance with the amount of their respective loans to the Borrowers, and the Lenders hereby agree on such basis (i) to reimburse the Agent for all such costs, expenses and disbursements on request and (ii) to indemnify and save harmless the Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, other than as a consequence of gross negligence or willful misconduct on the part of the Agent, arising out of or in connection with the Loan Documents or any instrument or document in connection herewith or therewith, or any request of the Lenders, including, without limitation the costs, expenses and disbursements in connection with defending itself against any claim or liability, or answering any subpoena, related to the exercise or performance of any of its powers or duties under the Loan Documents or the taking of any action under or in connection with the Loan Documents. The Agent shall not be required to take any action hereunder, under the Notes, or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes, or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

Section 7.6 Thurston Interests and Affiliates. With respect to the Loans made by Thurston Interests under its Notes, Thurston Interests shall have the same rights and powers under the Loan Documents applicable to it in its individual capacity as any other Lender and may exercise the same as though it were not the Agent. Thurston Interests and its Affiliates may lend money to, and generally engage, and continue to engage, in any kind of business with the Borrowers as if Thurston Interests were not the Agent.

Section 7.7 Notice to Holder of Notes. The Agent may deem and treat the payees of the Notes as the owners thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof has been filed with the Agent. Any request, authority or consent of any holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note.

Section 7.8 Successor Agent. The Agent may resign as such at any time upon at least 30 days' prior notice to the Borrowers and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent, which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, but shall not be obligated to, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and
Section 8.1 and Section 8.2 shall continue to inure to its benefit.

Article 8

                                  Miscellaneous

Section 8.1 Expenses. Each Borrower hereby agrees to pay on demand: (a) all costs and expenses of the Agent and the Lenders in connection with the preparation, negotiation, execution, and delivery of this Agreement, the Notes, the Security Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of legal counsel for the Agent and the Lenders, (b) all costs and expenses of the Agent and the Lenders in connection with any restructuring or workout of the Obligations, whether or not consummated and whether or not in connection with any voluntary or involuntary bankruptcy or insolvency proceedings, any Default and the enforcement of this Agreement, the Notes, the Security Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel for the Agent and legal counsel for the Lenders, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement, the Notes, the Security Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement, the Notes, the Security Agreement or any other Loan Document, and (e) all other costs and expenses incurred by the Agent in connection with this Agreement, the Notes, the Security Agreement or any other Loan Document.

Section 8.2 Indemnification. The Borrowers hereby jointly and severally agree to indemnify the Agent and each Lender and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys'
fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan Documents, except to the extent that such losses, liabilities, claims, damages, penalties, judgments, disbursements, costs and expenses are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the willful misconduct of the party seeking indemnification, (b) any of the transactions contemplated by the Loan Documents, (c) any breach by any of the Borrowers of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents, or (d) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing (all the foregoing, collectively, the "Indemnified Liabilities"). Without limiting any provision of this Agreement, the Notes, the Security Agreement or any of the other Loan Document, it is the express intention of the parties hereto that each Person to be indemnified under this Section 8.2 shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of such Person. The agreements of the Borrowers in this Section 8.2 shall survive termination of this Agreement.

Section 8.3 Limitation of Liability. None of the Agent, any Lender, or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and each Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by such Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Borrower hereby waives, releases, and agrees not to sue the Agent or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, the Notes, the Security Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement, the Notes, the Security Agreement or any of the other Loan Documents.

Section 8.4 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Agent and the Lenders shall have the right to act exclusively in the interest of the Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Borrower or to any Borrower's shareholders or any other Person.

Section 8.5 No Fiduciary Relationship. The relationship between each Borrower and each Lender is solely that of debtor and creditor, and neither the Agent nor any Lender has any fiduciary or other special relationship with any Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between any Borrower and any Lender to be other than that of debtor and creditor.

Section 8.6 Equitable Relief. Each Borrower recognizes that in the event such Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Agent and the Lenders. Each Borrower therefore agrees that the Agent and the Lenders, if the Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 8.7 No Waiver; Cumulative Remedies. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement, the Notes, the Security Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

Section 8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and all of the Lenders. Each Borrower and each Lender agree that any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes) to secure obligations of such Lender; provided, however, that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 8.9 Survival. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of any Borrower hereunder, the obligations of each Borrower under Section 8.1 and Section 8.2 shall survive repayment of the Notes.

Section 8.10 Entire Agreement. This Agreement, the Notes, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

Section 8.11 Amendments, Etc. No amendment, modification or waiver of, or consent with respect to, any provision of the Loan Documents shall in any event be effective unless the same shall be in writing and signed and delivered by the Agent and the Required Lenders; provided, however, that no amendment, modification or waiver which (a) extends the maturity of any Note or any installment thereof, (b) decreases the time or the amount of any interest or fee payable thereunder, (c) changes the rate of interest payable, (d) releases any Collateral from the Lien in favor of the Agent, or (e) changes this Section 8.11, shall be effective unless signed by the Agent and all Lenders. Any waiver of any provision of this Agreement, any Note or any of the other Loan Documents, and any consent to any departure by any Borrower from the terms of any provision of the Loan Documents, shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.12 Maximum Interest Rate. No provision of this Agreement, the Notes or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by such Lender's Notes; and, if the principal of such Lender's Notes has been paid in full, any remaining excess shall forthwith be paid to the applicable Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, each Borrower and each Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

Section 8.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which any Borrower is a party shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail, return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 8.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, three (3) days after being duly deposited in the mails, in each case given or addressed as aforesaid.

Section 8.14 Governing Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and the applicable laws of the United States of America. This Agreement has been entered into in Cook County, Illinois, and it shall be performable for all purposes in Cook County, Illinois. Any action or proceeding against any Borrower under or in connection with any of the Loan Documents may be brought in any state or federal court in Cook County, Illinois. Each Borrower hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. Each Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its corporate headquarters. Nothing herein or in any of the other Loan Documents shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or shall limit the right of the Agent or any Lender to bring any action or proceeding against any Borrower or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by any Borrower against the Agent or any Lender shall be brought only in a court located in Cook County, Illinois.

Section 8.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Telecopies of signatures shall be binding and effective as originals.

Section 8.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

Section 8.17 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

Section 8.18 Construction. Each Borrower, the Agent, and each Lender acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

Section 8.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

Section 8.20 Waiver of Jury Trial. To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably and expressly waives all right to a trial by jury in any action, proceeding, or counterclaim (whether based upon contract, tort, or otherwise) arising out of or relating to any of the Loan Documents or the transactions contemplated thereby or the actions of the Agent or any Lender in the negotiation, administration, or enforcement thereof.

Section 8.21 Amendment. This Agreement amends the Notes. The execution of this Agreement and the other Loan Documents executed in connection herewith does not extinguish the indebtedness outstanding in connection with the Notes, nor does it constitute a novation with respect to such indebtedness.

Article 9

                                     Release

Section 9.1 Release. Each Borrower represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to its or any Obligated Parties' obligations under any Note or any of the other Loan Documents. To induce the Agent and the Lenders to enter into this Agreement, each Borrower hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Agent and each Lender and all respective Affiliates and subsidiaries of the Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lenders Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Borrower ever had or now has against the Released Lenders Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Notes or any of the other Loan Documents or the enforcement or attempted enforcement by the Agent or the Lenders of rights, remedies or recourses related thereto. Each Borrower covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lenders Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any Note or to any of the other Loan Documents. The agreements of each Borrower set forth in this Article 9 shall survive termination of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                   QORUS.COM, INC.


                   By:
                            ----------------------------------------------------
                            Name:   Thomas C. Ratchford
                                 -----------------------------------------------
                            Title:     Chief Financial Officer
                                    --------------------------------------------

                   AELIX, INC.


                   By:
                            ----------------------------------------------------
                            Name:    Patrick J. Haynes, III
                                  ----------------------------------------------
                            Title:      Director
                                     -------------------------------------------

                   Address for Notices:
                   -------------------

                   190 South LaSalle Street, Suite 1710
                   Chicago, IL  60603
                   Fax No.:  (312) 419-0172
                   Telephone No.:  (312) 419-0077
                   Attention:  Thomas C. Ratchford







                   THURSTON INTERESTS, LLC,
                   as Agent and as Lender



                   By:
                            ----------------------------------------------------
                            Name:   Patrick J. Haynes, III
                                  ----------------------------------------------
                            Title:     Manager
                                     -------------------------------------------

                   Address for Notices:
                   -------------------

                   190 South LaSalle Street, Suite 1710
                   Chicago, IL  60603
                   Fax No.:  (312) 419-0172
                   Telephone No.:  (312) 419-0077
                   Attention:  Patrick J. Haynes, III






  LENDERS:

                   APEX INVESTMENT FUND III, L.P.


                   By:
                            ----------------------------------------------------
                            Name:  George M. Middlemas
                                   ---------------------------------------------
                            Title:  Managing General Partner
                                    --------------------------------------------

                   Address for Notices:
                   -------------------

                   225 W. Washington Street, Suite 1450
                   Chicago, Illinois 60606
                   Fax No.: (312) 857-2800
                   Telephone No.: (312) 857-1800
                   Attention: George M. Middlemas







                   APEX STRATEGIC PARTNERS, LLC


                   By:
                            ----------------------------------------------------
                            Name:  George M. Middlemas
                                   ---------------------------------------------
                            Title:  Managing Member of the Manager
                                    --------------------------------------------

                   Address for Notices:
                   -------------------

                   225 W. Washington Street, Suite 1450
                   Chicago, Illinois 60606
                   Fax No.: (312) 857-2800
                   Telephone No.: (312) 857-1800
                   Attention: George M. Middlemas







                   THURSTON COMMUNICATIONS
 CORPORATION


                   By:
                            ----------------------------------------------------
                            Name:  Scot M. McCormick
                                   ---------------------------------------------
                            Title:  Chief Financial Officer
                                    --------------------------------------------

                   Address for Notices:
                   -------------------

                   190 South LaSalle Street, Suite 1710
                   Chicago, IL  60603
                   Fax No.:  (312) 419-0172
                   Telephone No.:  (312) 419-0077
                   Attention:  Scot M. McCormick







                   CUSTOMER CARE & TECHNOLOGY
                   HOLDINGS, INC.


                   By:
                            ----------------------------------------------------
                            Name:  Willard C. McNitt III
                                   ---------------------------------------------
                            Title:  Chief Financial Officer
                                    --------------------------------------------

                   Address for Notices:
                   -------------------

                   190 South LaSalle Street, Suite 1710
                   Chicago, IL  60603
                   Fax No.:  (312) 419-0172
                   Telephone No.:  (312) 419-0077
                   Attention:  Willard C. McNitt III









                      A-1
                   Exhibit A

------------------------------------------- ----------------- ---------------
Lender                                            Amount        Maturity Date
------------------------------------------- ----------------- ---------------

Thurston Interests, LLC                        $2,218,000.00    May 31, 2001

Apex Investment Fund III, L.P.                 $2,041,762.25    May 31, 2001

Apex Strategic Partners, LLC                     $108,236.79    May 31, 2001

Thurston Communications    Corporation                          May 31, 2001
                                               $3,022,000.00

Customer Care & Technology                                      May 31, 2001
         Holdings, Inc.                          $275,000.00
                                            -----------------
                               Total           $7,664,999.04
------------------------------------------- ----------------- ---------------